Common Stock Warrants	12 Months Ended
Dec. 31, 2020
Common Stock Warrants [Abstract]
Common Stock Warrants

NOTE 17 – COMMON STOCK WARRANTS

Series B Preferred Stock – Warrants:

For each share of Series B Preferred Stock issued by the Company in the 2014 Private Placement, the Company also issued, at no additional charge, a Warrant to purchase shares of common stock of the Company.  Warrants to purchase an aggregate of 1,152,125 shares of common stock (or 209,477 shares on a post-reverse-split basis) were issued by the Company to the purchasers of the 480,000 shares of Series B Preferred Stock sold in the Private Placement.  The Warrants were exercisable for a period of approximately five (5) years expiring on July 15, 2019, at an exercise price of $10.18 (on a post-reverse-split basis) per share of common stock.  As of December 31, 2020 and December 31, 2019, there were no outstanding warrants as all of the unexercised warrants expired on July 15, 2019.